                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) DECEMBER 17, 1999
                                                 -----------------

                              QUEST SOFTWARE, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        CALIFORNIA                     333-80543                 33-0231678
----------------------------         ------------           --------------------
(State or other jurisdiction         (Commission               (IRS Employer
     or incorporation)               File Number)           (Identification No.)


8001 IRVINE CENTER DRIVE, IRVINE, CALIFORNIA                        92618
--------------------------------------------                --------------------
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (949) 754-8000
                                                   --------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                   AMENDMENT

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, originally filed with the Securities Exchange Commission on December 29, 1999, as set forth in the pages attached hereto:

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

        The following financial statements and pro forma financial information are filed as a part of this report.

                                                                                  Page
                                                                                  ----
        (a) Financial Statements of Business Acquired. MBR Technologies, Inc.

            Report of Independent Accountants (Swenson Advisors, LLP)
            (Exhibit 99.1)                                                         1

            Statement of Operations for the period April 23, 1998 (inception)
            to March 31, 1999 (Exhibit 99.1)                                       3

            Statements of Stockholders' Equity (Deficiency) for the period
            April 23, 1998 (inception) to March 31, 1999 (Exhibit 99.1)            4

            Statements of Cash Flows for the period April 23, 1998 (inception)
            to March 31, 1999 (Exhibit 99.1)                                       5

            Notes to Financial Statements (Exhibit 99.1)                           6

        (b) Pro Forma Financial Information. Quest Software, Inc. and MBR
            Technologies, Inc. (on a consolidated basis)                           9

            Notes to the Unaudited Pro Forma Condensed Financial Statements
            (Exhibit 99.2)                                                         9

            Unaudited Pro Forma Condensed Statement of Operations for the Year
            Ended December 31, 1999 (Exhibit 99.2)                                10

            Unaudited Pro Forma Condensed Statement of Operations for the Year
            Ended December 31, 1998 (Exhibit 99.2)                                11


        (c) Exhibits.

            * Agreement and Plan of Merger dated as of November 2, 1999 by and among Quest Software, Inc., Quest Merger Corporation, MBR Technologies, Inc., John Rocha, Joseph F. Brusatto, Michael Q. Mai and Vicente Perez de Tudela, as amended by that certain First Amendment to Agreement and Plan of Merger dated as of December 6, 1999 (Exhibit 2.1)

            Consent of Swenson Advisors, LLP (Exhibit 23.1).

            * Incorporated by reference to the same Exhibit number of the
              Company's Current Report on Form 8-K dated December 17, 1999.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Quest Software, Inc.

Date: February 17, 2000                         By: /s/ JOHN J. LASKEY
                                                    ----------------------------
                                                    John J. Laskey
                                                    Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                DESCRIPTION
-------               -----------

 2.1* Agreement and Plan of Merger dated as of November 2, 1999 by and among Quest Software, Inc., Quest Merger Corporation, MBR Technologies, Inc., John Rocha, Joseph
                      F. Brusatto, Michael Q. Mai and Vicente Perez de Tudela, as amended by that certain First Amendment to Agreement and Plan of Merger dated as of December 6, 1999

23.1                  Consent of Independent Accountants

99.1                  Financial Statements of Business Acquired

99.2                  Pro Forma Financial Information

----------------
* Incorporated by reference to the same Exhibit number of the Company's Current Report on Form 8-K dated December 17, 1999.